PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

Supplement dated December 11, 2015 to the following Statutory Prospectus:

Principal Pivot Series Variable Annuity
Prospectus dated May 1, 2015

This supplement updates information contained in the Statutory Prospectus for the variable annuity contract referenced above. Please retain this supplement for future reference.

Principal Life Insurance Company (“PLIC”) has been informed by Principal Variable Contracts, Inc. (“PVC”) that the PVC Money Market Account (the underlying fund for the Money Market Division) will liquidate the PVC Money Market Account on April 8, 2016. As a result, PLIC is taking the following action:

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For New Contract Owners: On or about February 6, 2016, the Money Market Division will no longer be available to new contract owners with applications signed on or after February 6, 2016, and the Fidelity VIP Government Money Market Division will be added as a new division and available to new contract owners (as well as existing contract owners) to the extent the Money Market Division had been available.

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For Existing Contract Owners: PLIC will be filing an application with the Securities and Exchange Commission (“SEC”) to allow PLIC to move all assets that remain in the Money Market Division, which invests in the PVC Money Market Account (the “Existing Fund”), on April 8, 2016 into the Fidelity VIP Government Money Market Division, which invests in the Fidelity VIP Government Money Market Fund – Service Class 2 (the “Replacement Fund”). PLIC believes the proposed substitution is in the best interests of contract owners. The investment objectives of the Existing Fund and Replacement Fund are substantially similar. The Company will bear all expenses related to the substitution, and there will be no tax consequences for you. Information about the Replacement Fund is set forth below, and the Replacement Fund’s prospectus has been or will be provided to you. Please note that no action is required on your part at this time, nor will you need to take any action if the SEC approves the substitution. If the substitution is approved, affected contract owners will be permitted to make at least one transfer from the Money Market Division (beginning at least 30 days before the substitution date) or the Fidelity VIP Government Money Market Division (through at least 30 days after the substitution date) to another available investment option under the contracts without charge.

TABLE OF SEPARATE ACCOUNT DIVISIONS

On or about February 6, 2016, add the following alphabetically in the list:

Fidelity VIP Government Money Market Division

Invests in:	Fidelity VIP Government Money Market Portfolio - Service Class 2

Investment Advisor:	Fidelity Management & Research Company

Investment Objective:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.

On or about February 6, 2016, replace the Money Market Division heading with the following:

Money Market Division (no longer available to new investors with an application signature dated on or after 02/06/2016)

On or about April 8, 2016, delete the section for Money Market Division.